SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTIONS 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    September 11, 2003

Advanstar, Inc. (Exact name of registrant as specified in its charter)

Delaware	333-61386	94-3243499
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

545 Boylston Street Boston, Massachusetts		02116
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 267-6500

Item 5. Other Events

On September 10, 2003 and September 11, 2003, the registrant’s wholly-owned subsidiary, Advanstar Communications Inc., issued the press releases attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein.

Item 7. Finanical Statements and Exhibits

(c)	Exhibits	Document

	99.1	Press release dated September 10, 2003
	99.2	Press release dated September 11, 2003

Signatures

Pursuant to the requirements of the Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANSTAR, INC.

Date: September 11, 2003	By:	/s/ David W. Montgomery

		Name:	David W. Montgomery
		Title:	Vice President - Finance, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press release dated September 10, 2003
99.2	Press release dated September 11, 2003